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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2002


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


            000-25677                                    51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)



                            1620 - 400 Burrard Street
                   Vancouver, British Columbia V6C 3A6, Canada
                    (Address of principal executive offices)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)


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ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On May 16, 2002, Cybernet Internet Services International, Inc. (the "Registrant"), through its wholly-owned subsidiary, Cybernet Internet Dienstleistungen AG, confirmed with Telehouse Deutschland GmbH the extension of the expiration of the term of the option agreement previously entered into on January 28, 2002 from May 15, 2002 to June 7, 2002. Reference should be made to the Form 8-Ks filed by the Registrant on January 30, 2002, April 3, 2002 and May 3, 2002 which are incorporated herein by reference.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   CYBERNET  INTERNET  SERVICES
                                                   INTERNATIONAL,  INC.

                                                   /s/ Roy Zanatta
                                                   ----------------------------
                                                   Roy  Zanatta
                                                   Secretary


Date:     May  21,  2002
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